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                                                 EXHIBIT 24.2

                           CONSENT OF COUNSEL

    We hereby consent to the reference to us in the Prospectus constituting part of this Registration Statement on Form S-1, under the captions "Income Tax Consequences," "Legal Matters" and
"Experts".

                         /s/ Rosenman & Colin LLP
                        ----------------------------
                        Rosenman & Colin LLP


New York, New York
October 23, 1996